                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of The Sportsman's Guide, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Gregory R. Binkley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2002
                                    /s/ Gregory R. Binkley
                                    ---------------------------------
                                    Gregory R. Binkley, President
                                    (Chief Executive Officer)



         In connection with the Quarterly Report of The Sportsman's Guide, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Charles B. Lingen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2002
                                    /s/ Charles B. Lingen
                                    ---------------------------------
                                    Charles B. Lingen, Executive Vice President
                                    of Finance and Administration/Chief
                                    Financial Officer (Principal Financial and
                                    Accounting Officer)





The foregoing certifications are being furnished solely pursuant to 18 U.S.C.
Section 1350 and are not being filed as part of the Report.



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